                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1999, (99-2), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 16, 1999 to June 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 25th day of June, 1999.

                                       GREEN TREE FINANCIAL CORP.

                                       BY: /s/ Phyllis A. Knight
                                           ---------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.60%, 5.84%, 6.08%, 6.48%, 6.68%, 6.92%*, 6.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99

                                                     CUSIP NO.# 393505-V58, V66,
                                                         V74, V82, V90, W24, W32
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 07/01/99

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                     ----------------      ------------
CLASS A CERTIFICATES
--------------------
     (1a)  Amount available (including Monthly Servicing Fee)                           13,882,105.31
                                                                                     ----------------
      (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
           Deficiency Amount (if any) withdrawn for prior Remittance Date                        0.00
                                                                                     ----------------
      (c)  Amount Available after giving effect to withdrawal of Class M-1 Interest
           Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
           Remittance Date                                                              13,882,105.31
                                                                                     ----------------
      (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                     0.00
                                                                                     ----------------
A.    Interest
      (2)  Aggregate interest
           a. Class A-1 Remittance Rate (5.60%)                                                  5.60%
                                                                                     ----------------
           b. Class A-1 Interest                                                           325,679.28        4.17537538
                                                                                     ----------------      ------------
           c. Class A-2 Remittance Rate (5.84%)                                                  5.84%
                                                                                     ----------------
           d. Class A-2 Interest                                                           233,600.00        4.86666667
                                                                                     ----------------      ------------
           e. Class A-3 Remittance Rate (6.08%)                                                  6.08%
                                                                                     ----------------
           f. Class A-3 Interest                                                           430,666.67        5.06666671
                                                                                     ----------------      ------------
           g. Class A-4 Remittance Rate (6.48%)                                                  6.48%
                                                                                     ----------------
           h. Class A-4 Interest                                                           180,900.00        5.40000000
                                                                                     ----------------      ------------
           i. Class A-5 Remittance Rate (6.68%)                                                  6.68%
                                                                                     ----------------
           j. Class A-5 Interest                                                           226,841.67        5.56666675
                                                                                     ----------------      ------------
           k. Class A-6 Remittance Rate 6.92%, (unless
              the Weighted Average Contract Rate is
              less than 6.92%)                                                                   6.92%
                                                                                     ----------------
           l. Class A-6 Interest                                                           271,033.33        5.76666660
                                                                                     ----------------      ------------
           m. Class A-7 Remittance Rate (6.44%)                                                  6.44%
                                                                                     ----------------
           n. Class A-7 Interest                                                         3,140,417.51        5.23402918
                                                                                     ----------------      ------------
      (3)  Amount applied to:
           a. Unpaid Class A Interest Shortfall                                                  0.00                 0
                                                                                     ----------------      ------------
      (4)  Remaining:
           a. Unpaid Class A Interest Shortfall                                                  0.00                 0
                                                                                     ----------------      ------------
B.    Principal
      (5)  Formula Principal Distribution  Amount                                        7,545,179.17               N/A
                                                                                     ----------------      ------------
           a. Scheduled Principal                                                        1,462,395.34               N/A
                                                                                     ----------------      ------------
           b. Principal Prepayments                                                      4,214,498.57               N/A
                                                                                     ----------------      ------------
           c. Liquidated Contracts                                                          26,747.80               N/A
                                                                                     ----------------      ------------
           d. Repurchases                                                                        0.00               N/A
                                                                                     ----------------      ------------
           e. Current Month Advanced Principal                                           1,894,351.03               N/A
                                                                                     ----------------      ------------
           f. Prior Month Advanced Principal                                            (1,713,746.06)              N/A
                                                                                     ----------------      ------------
           g. Additional Principal Distribution                                          1,660,932.49
                                                                                     ----------------
      (6)  Pool Scheduled Principal Balance                                          1,077,251,789.08
                                                                                     ----------------
     (6b)  Adjusted Pool Principal Balance                                           1,075,357,438.05      977.59767095
                                                                                     ----------------      ------------
     (6c)  Pool Factor                                                                     0.97759767
                                                                                     ----------------
     (6d)  Net Certificate Principal Balance                                         1,069,414,202.77
                                                                                     ----------------
     (6e)  Overcollateralization Amount (not to exceed $11,000,000.00)                   5,943,235.28
                                                                                     ----------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.60%, 5.84%, 6.08%, 6.48%, 6.68%, 6.92%*, 6.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99
                                     PAGE 2

                                                      CUSIP NO.#393505-V58, V66,
                                                         V74, V82, V90, W24, W32
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 07/01/99


      (7)  Unpaid Class A Principal Shortfall
           (if any) following prior Remittance Date                                            0.00
                                                                                     --------------
      (8)  Class A Percentage for such Remittance Date                                        92.59%
                                                                                     --------------
      (9)  Class A Percentage for the following  Remittance Date                              92.54%
                                                                                     --------------
     (10)  Class A Principal Distribution:
           a. Class A-1                                                                2,689,070.92         34.47526821
                                                                                     --------------        ------------
           b. Class A-2                                                                        0.00          0.00000000
                                                                                     --------------        ------------
           c. Class A-3                                                                        0.00          0.00000000
                                                                                     --------------        ------------
           d. Class A-4                                                                        0.00          0.00000000
                                                                                     --------------        ------------
           e. Class A-5                                                                        0.00          0.00000000
                                                                                     --------------        ------------
           g. Class A-6                                                                        0.00          0.00000000
                                                                                     --------------        ------------
           h. Class A-7                                                                4,856,108.25          8.09351375
                                                                                     --------------        ------------
     (11)  Class A-1 Principal Balance                                                67,099,347.27        860.24804192
                                                                                     --------------        ------------
    (11a)  Class A-1 Pool Factor                                                         0.86024804
                                                                                     --------------
     (12)  Class A-2 Principal Balance                                                48,000,000.00        1000.0000000
                                                                                     --------------        ------------
    (12a)  Class A-2 Pool Factor                                                         1.00000000
                                                                                     --------------
     (13)  Class A-3 Principal Balance                                                85,000,000.00        1000.0000000
                                                                                     --------------        ------------
    (13a)  Class A-3 Pool Factor                                                         1.00000000
                                                                                     --------------
     (14)  Class A-4 Principal Balance                                                33,500,000.00        1000.0000000
                                                                                     --------------        ------------
    (14a)  Class A-4 Pool Factor                                                         1.00000000
                                                                                     --------------
     (15)  Class A-5 Principal Balance                                                40,750,000.00        1000.0000000
                                                                                     --------------        ------------
    (15a)  Class A-5 Pool Factor                                                         1.00000000
                                                                                     --------------
     (16)  Class A-6 Principal Balance                                                47,000,000.00        1000.0000000
                                                                                     --------------        ------------
    (16a)  Class A-6 Pool Factor                                                         1.00000000
                                                                                     --------------
     (17)  Class A-7 Principal Balance                                               580,314,855.50         967.1914258
                                                                                     --------------        ------------
    (17a)  Class A-7 Pool Factor                                                         0.96719143
                                                                                     --------------
     (18)  Unpaid Class A Principal Shortfall
           (if any)following current Remittance Date                                           0.00
                                                                                     --------------
     (19)  Additional Principal Distribution Amount
                                                                                     --------------
C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date
           (20)  31-59 days                                                            6,553,485.82                 181
                                                                                     --------------        ------------
           (21)  60 days or more                                                       2,493,054.90                  66
                                                                                     --------------        ------------
           (22)  Current Month Repossessions                                             157,464.70                   6
                                                                                     --------------        ------------
           (23)  Repossession Inventory                                                  236,773.45                   8
                                                                                     --------------        ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.60%, 5.84%, 6.08%, 6.48%, 6.68%, 6.92%*, 6.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99
                                     PAGE 3

                                                      CUSIP NO.#393505-V58, V66,
                                                         V74, V82, V90, W24, W32
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 07/01/99



Class M-1, M-2, Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in May 2003.)
     (24)  Average Sixty - Day Delinquency Ratio Test
           (a) Sixty - Day Delinquency Ratio for current Remittance Date                      0.86%
                                                                                     -------------
           (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
                may not exceed 4.0%)                                                          0.17%
                                                                                     -------------
     (25)  Cumulative Realized Losses Test
           (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from April 1, 2003 to March 31, 2004,
                7.0% from April 1, 2004 to March 31, 2005; 9.0% from April 1,
                2005 to March 31, 2006 and 10.5% thereafter)                                  0.00%
                                                                                     -------------
     (26)  Current Realized Losses Test
           (a)  Current Realized Losses for current Remittance Date                      14,941.42
                                                                                     -------------
           (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
                Remittance and for current Remittance Date;
                may not exceed 2.75%)                                                         0.01%
                                                                                     -------------
     (27)  Class M-1, M-2, Principal Balance Test
           (a)  The sum of Class M-1, M2 Principal Balance and Class B Principal
                Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
                Date is greater than 22.875%                                                 15.51%
                                                                                     -------------
           (b)  The sum of Class M-2 Principal Balance and Class B Principal
                Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
                Date is greater than 15.00%                                                  10.17%
                                                                                     -------------
     (28)  Class B Principal Balance Test
           (a)  Class B Principal Balance (before any distributions on current
                Remittance Date) as of such Remittance date is greater than
                $22,000,000.00                                                       79,750,000.00
                                                                                     -------------
           (b)  Class B Principal Balance (before distributions on current
                Remittance Date) divided by pool Scheduled Principal Balance
                as of preceding Remittance Date is equal to or greater than 10.875%.          7.41%
                                                                                     -------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                         6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99
                                     PAGE 4

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 07/01/99

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                     ----------------      ------------

CLASS M-1 CERTIFICATES
----------------------
     (29)  Amount available( including Monthly Servicing Fee)                         1,527,787.68
                                                                                     -------------
A.  Interest
     (30)  Aggregate interest
           (a)  Class M-1 Remittance Rate 6.80%, unless the
                Weighted Average Contract Rate is less than 6.80%)                            6.80%
                                                                                     -------------
           (b)  Class M-1 Interest                                                      327,250.00            5.66666667
                                                                                     -------------         -------------
           (c)  Interest on Class M-1 Adjusted Principal Balance                              0.00
                                                                                     -------------
     (31)  Amount applied to Class M-1 Interest Deficiency Amount                             0.00
                                                                                     -------------
     (32)  Remaining unpaid Class M-1 Interest Deficiency Amount                              0.00
                                                                                     -------------
     (33)  Amount applied to:
           a.   Unpaid Class M-1 Interest Shortfall                                           0.00                     0
                                                                                     -------------         -------------
     (34)  Remaining:
           a.   Unpaid Class M-1 Interest Shortfall                                           0.00                     0
                                                                                     -------------         -------------
B.  Principal
     (35)  Formula Principal Distribution  Amount                                             0.00                   N/A
                                                                                     -------------         -------------
           a.   Scheduled Principal                                                           0.00                   N/A
                                                                                     -------------         -------------
           b.   Principal Prepayments                                                         0.00                   N/A
                                                                                     -------------         -------------
           c.   Liquidated Contracts                                                          0.00                   N/A
                                                                                     -------------         -------------
           d.   Repurchases                                                                   0.00                   N/A
                                                                                     -------------         -------------
     (36)  Class M-1 Principal Balance                                               57,750,000.00         1000.00000000
                                                                                     -------------         -------------
    (36a)  Class M-1 Pool Factor                                                        1.00000000
                                                                                     -------------
     (37)  Class M-1 Percentage for such Remittance Date                                      0.00%
                                                                                     -------------
     (38)  Class M-1  Principal Distribution:
           a.   Class M-1 (current)                                                           0.00            0.00000000
                                                                                     -------------         -------------
               b.   Unpaid Class M-1 Principal Shortfall
                    (if any) following prior Remittance Date                                  0.00
                                                                                     -------------
     (39)  Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                                         0.00
                                                                                     -------------
     (40)  Class M-1 Percentage for the following Remittance Date                             0.00%
                                                                                     -------------
     (41)  Class M-1 Liquidation Loss Interest
           (a)  Class M-1 Liquidation Loss Amount                                             0.00
                                                                                     -------------
           (b)  Amount applied to Class M-1
                Liquidation Loss Interest Amount                                              0.00
                                                                                     -------------
           (c)  Remaining Class M-1 Liquidation Loss
                Interest Amount                                                               0.00
                                                                                     -------------
           (d)  Amount applied to Unpaid Class M-1
                Loss Interest Shortfall                                                       0.00
                                                                                     -------------
           (e)  Remaining Unpaid Class M-1
                Liquidation Loss Interest Shortfalls                                          0.00
                                                                                     -------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                         6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99
                                     PAGE 5

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 07/01/99

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                     ----------------      ------------

CLASS M-2 CERTIFICATES
----------------------
     (42)  Amount available( including Monthly Servicing Fee)                         1,200,537.68
                                                                                     -------------
     (43)  Aggregate interest
           (a)  Class M-2 Remittance Rate 7.21%, unless the
                Weighted Average Contract Rate is less than 7.21%)                            7.21%
                                                                                     -------------
           (b)  Class M-2 Interest                                                      181,752.08            6.00833322
                                                                                     -------------         -------------
           (c)  Interest on Class M-2 Adjusted Principal Balance                              0.00
                                                                                     -------------
     (44)  Amount applied to Class M-2 Interest Deficiency Amount                             0.00
                                                                                     -------------
     (45)  Remaining unpaid Class M-2 Interest Deficiency Amount                              0.00
                                                                                     -------------
     (46)  Amount applied to:
           a.   Unpaid Class M-2 Interest Shortfall                                           0.00                     0
                                                                                     -------------         -------------
     (47)  Remaining:
           a.   Unpaid Class M-2 Interest Shortfall                                           0.00                     0
                                                                                     -------------         -------------
B.  Principal
     (48)  Formula Principal Distribution Amount                                              0.00                   N/A
                                                                                     -------------         -------------
           a.   Scheduled Principal                                                           0.00                   N/A
                                                                                     -------------         -------------
           b.   Principal Prepayments                                                         0.00                   N/A
                                                                                     -------------         -------------
           c.   Liquidated Contracts                                                          0.00                   N/A
                                                                                     -------------         -------------
           d.   Repurchases                                                                   0.00                   N/A
                                                                                     -------------         -------------
     (49)  Class M-2 Principal Balance                                               30,250,000.00         1000.00000000
                                                                                     -------------         -------------
    (49a)  Class M-2 Pool Factor                                                        1.00000000
                                                                                     -------------
     (50)  Class M-2 Percentage for such Remittance Date                                      0.00%
                                                                                     -------------
     (51)  Class M-2  Principal Distribution:
           a.   Class M-2 (current)                                                           0.00            0.00000000
                                                                                     -------------         -------------
               b.   Unpaid Class M-2 Principal Shortfall
                    (if any) following prior Remittance Date                                  0.00
                                                                                     -------------
     (52)  Unpaid Class M-2 Principal Shortfall
           (if any) following current Remittance Date                                         0.00
                                                                                     -------------
     (53)  Class M-2 Percentage for the following Remittance Date                             0.00%
                                                                                     -------------
     (54)  Class M-2 Liquidation Loss Interest
           (a)  Class M-2 Liquidation Loss Amount                                             0.00
                                                                                     -------------
           (b)  Amount applied to Class M-2
                Liquidation Loss Interest Amount                                              0.00
                                                                                     -------------
           (c)  Remaining Class M-2 Liquidation Loss
                Interest Amount                                                               0.00
                                                                                     -------------
           (d)  Amount applied to Unpaid Class M-2
                Loss Interest Shortfall                                                       0.00
                                                                                     -------------
           (e)  Remaining Unpaid Class M-2
                Liquidation Loss Interest Shortfalls                                          0.00
                                                                                     -------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                          6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-99

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 07/01/99

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                     ----------------      ------------
CLASS BI CERTIFICATES
---------------------

      (1)  Amount Available less the Class A
           Distribution Amount and Class M-1 Distribution
           Amount (including Monthly Servicing Fee)                                   1,018,785.60
                                                                                     -------------
      (2)  Class B-1 Adjusted Principal Balance                                               0.00
                                                                                     -------------
      (3)  Class B-1 Remittance Rate (8.41%
           unless Weighted Average Contract Rate
           is below 8.41%)                                                                    8.41%
                                                                                     -------------
      (4)  Interest on Class B-1 Adjusted Principal Balance                                   0.00
                                                                                     -------------
      (3)  Aggregate Class B1 Interest                                                  308,366.67         7.00833341
                                                                                     -------------         ----------
      (4)  Amount applied to Unpaid
           Class B1 Interest Shortfall                                                        0.00               0.00
                                                                                     -------------         ----------
      (5)  Remaining Unpaid Class B1
           Interest Shortfall                                                                 0.00               0.00
                                                                                     -------------         ----------
      (6)  Amount applied to Class B-1
           Interest Deficiency Amount                                                         0.00
                                                                                     -------------
      (7)  Remaining Unpaid Class B-1
           Interest Deficiency Amount                                                         0.00
                                                                                     -------------
      (8)  Unpaid Class B-1 Principal Shortfall
           (if any) following prior Remittance Date                                           0.00
                                                                                     -------------
     (8a)  Class B Percentage for such Remittance Date                                        0.00
                                                                                     -------------
      (9)  Current Principal (Class B Percentage of Formula Principal
           Distribution Amount)                                                               0.00         0.00000000
                                                                                     -------------         ----------
    (10a)  Class B1 Principal Shortfall                                                       0.00
                                                                                     -------------
    (10b)  Unpaid Class B1 Principal Shortfall                                                0.00
                                                                                     -------------
     (11)  Class B Principal Balance                                                 79,750,000.00
                                                                                     -------------
     (12)  Class B1 Principal Balance                                                44,000,000.00
                                                                                     -------------
    (12a)  Class B1 Pool Factor                                                         1.00000000
                                                                                     -------------
     (13)  Class B-1 Liquidation Loss Interest
           (a)  Class B-1 Liquidation Loss Amount                                             0.00
                                                                                     -------------
           (b)  Amount Applied to Class B-1 Liquidation Loss Interest Amount                  0.00
                                                                                     -------------
           (c)  Remaining Class B-1 Liquidation Loss Interest Amount                          0.00
                                                                                     -------------
           (d)  Amount applied to Unpaid Class B-1 Liquidation Loss Interest
                Shortfall                                                                     0.00
                                                                                     -------------
           (e)  Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                0.00
                                                                                     -------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                         6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                                 MONTHLY REPORT
                                     Jun-99
                                     PAGE 2

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 07/01/99

                                                                                         Total $            Per $1,000
                                                                                          Amount             Original
                                                                                     ----------------      ------------

CLASS B2 CERTIFICATES
---------------------

     (14)  Remaining Amount Available                                                   710,418.93
                                                                                     -------------
     (15)  Class B-2 Remittance Rate ( 8.70%
           unless Weighted Average Contract
           Rate is less than 8.70%)                                                          8.70%
                                                                                     -------------
     (16)  Aggregate Class B2 Interest                                                  259,187.50         7.25000000
                                                                                     -------------         ----------
     (17)  Amount applied to Unpaid
           Class B2 Interest Shortfall                                                        0.00               0.00
                                                                                     -------------         ----------
     (18)  Remaining Unpaid Class B2
           Interest Shortfall                                                                 0.00               0.00
                                                                                     -------------         ----------
     (19)  Unpaid Class B2 Principal Shortfall
           (if any) following prior Remittance Date                                           0.00
                                                                                     -------------
     (20)  Class B2 Principal Liquidation Loss Amount                                         0.00
                                                                                     -------------
     (21)  Class B2 Principal (zero until class B1 paid down: thereafter,
           Class B Percentage of formula Principal Distribution Amount)                       0.00         0.00000000
                                                                                     -------------         ----------
     (22)  Guarantee Payment                                                                  0.00
                                                                                     -------------
     (23)  Class B2 Principal Balance                                                35,750,000.00
                                                                                     -------------
    (23a)  Class B2 Pool Factor                                                         1.00000000
                                                                                     -------------
     (24)  Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
           Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
           Amount, Class M-1 Distribution Amount, Class B-1 Distribution
           Amount and Class B-2  Distribution Amount, if the Company or
           Green Tree Financial Servicing Corp. is the Servicer)                        451,231.43
                                                                                     -------------
     (25)  Class B-3I Guarantee Fee                                                           0.00
                                                                                     -------------
     (26)  Class B-3I Distribution Amount                                                     0.00
                                                                                     -------------
     (27)  Class B-3I Formula Distribution Amount (all Excess
           Interest plus Unpaid Class B-3I Shortfall)                                         0.00
                                                                                     -------------
     (28)  Class B-3I Distribution Amount (remaining Amount Available)                        0.00
                                                                                     -------------
     (29)  Class B-3I Shortfall (26-27)                                                       0.00
                                                                                     -------------
     (30)  Unpaid Class B-3I Shortfall                                                        0.00
                                                                                     -------------
     (31)  Class M-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                     -------------
     (32)  Class B-1 Interest Deficiency on such Remittance Date                              0.00
                                                                                     -------------
     (33)  Repossessed Contracts                                                        157,464.70
                                                                                     -------------
     (34)  Repossessed Contracts Remaining in Inventory                                 236,773.45
                                                                                     -------------
     (35)  Weighted Average Contract Rate                                                  9.44867
                                                                                     -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.